Exhibit 99.2

Grupo Santander Stake in Sovereign and Acquisition of Independence Community Bank Corp. October 24, 2005 Sovereign Bancorp, Inc.

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Forward-Looking Statements In addition, this presentation and filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Sovereign Bancorp, Inc. and the merger of Independence Community Bank Corp. with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the businesses of Independence Community Bank Corp. may not be combined successfully with Sovereign's businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from the merger cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with government approvals of the merger; (5) the stockholders of Independence Community Bank Corp. may fail to approve the merger of Independence Community Bank Corp. with and into Sovereign; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may adversely impact the expected financial benefits of the merger, and compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competitive pressures from other financial service companies in Independence Community Bank Corp.'s and Sovereign's markets may increase significantly; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (11) other economic, competitive, governmental, regulatory, and technological factors affecting Sovereign's operations, integrations, pricing, products and services; and (12) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Other factors that may cause actual results to differ from forward-looking statements are described in Sovereign's filings with the Securities and Exchange Commission. n

Operating and Cash Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings and Cash Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

Additional Information About the Merger This communication is being made in respect of the proposed merger transaction involving Independence Community Bank Corp. and Sovereign Bancorp. In connection with the proposed transaction, Independence Community Bank Corp. will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). STOCKHOLDERS OF INDEPENDENCE COMMUNITY BANK CORP. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.myindependence.com or by mail at Independence Community Bank Corp. Investor Relations, 195 Montague St., Brooklyn, NY 11201, or by Telephone: 718-722-5400. In addition, documents filed with the SEC by Independence Community Bank Corp. are available free of charge at the SEC's web site at www.sec.gov. Independence Community Bank Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Independence Community Bank Corp. in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Independence Community Bank Corp. described above. Information regarding Independence Community Bank Corp.'s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Independence Community Bank Corp. as described above.

Table of Contents Summary Overview Sovereign - Santander Partnership Transaction Overview - Santander Investment Compelling Rationale - Independence Community Acquisition Transaction Overview - Independence Community Appendix Pro Forma and Historical Financials Market Share by County Precedent Transactions

Summary Overview Grupo Santander - Sovereign Partnership Grupo Santander takes 19.8% stake in Sovereign by making a $2.4 billion cash investment Investment priced at $27.00 per Sovereign share, a 24% premium to Sovereign trailing 20-day average stock price Santander will have 2 directors on Sovereign's Board, and Sovereign CEO joins Santander Board

Summary Overview A Compelling acquisition resulting from this partnership Sovereign Bancorp, Inc. will acquire Independence Community Bank Corp. for $42.00 per share in an all cash transaction valued at $3.6 billion. Due diligence completed Creates leading banking company in Northeast with over 800 offices, $48 billion of deposits, $52 billion of loans and $81 billion in assets Connects the Mid-Atlantic footprint to New England via #9 ranking depository in the New York Metro area - $7 billion of deposits in highly attractive New York City market and strengthens New Jersey market share Backing of a respected global partner validates Sovereign's strategic vision to continue creating above average long-term value for our shareholders

Summary Overview Financially Attractive to Shareholders Accretive to both GAAP (excluding one-time charge) and operating/ cash earnings in first 12 months 2% accretive to GAAP and 3.1% accretive to operating/cash earnings in 2007. IRR of over 15%, well above Sovereign's cost of capital

The Santander Partnership

Transaction Summary - Investment by Santander Transaction value: ~$2.4 billion Shares issued to Santander: ~89 million Form of consideration: 100% cash Price per share: $27 per Sovereign share (24% premium to 20 day average) Value of premium: >$450 million(a) Pro forma ownership: 19.8% initially, ability to increase to 24.9% upon satisfaction of certain criteria Board representation: 2 Santander representatives to be added to Sovereign's current 7 member board Jay Sidhu to assume a seat on Santander's board of directors Anticipated closing: Concurrent with Independence acquisition (a) Based on a 20 day trailing average.

A Partnership with Santander... Benefits both parties. Increases Santander's investments in Financial Institutions, providing an entry into U.S. and is accretive and value creating for both companies Facilitates compelling valuable Independence acquisition Enhances Sovereign's capital flexibility Provides brand association with one of the largest and most respected financial institutions in the world Provides opportunity to leverage Santander's presence in Europe, Latin America, Puerto Rico and Mexico Creates opportunity for Sovereign to better capitalize on Hispanic markets in its footprint Provides opportunities for sharing best practices After 100% ownership, Sovereign becomes Santander's sole vehicle for financial services in U.S. Santander's willingness to pay a premium validates Sovereign's strategy and business model

Overview of Santander Headquartered in Madrid, Spain #9 bank globally with $80+ billion market capitalization $881 billion in assets; nearly 10,000 branches worldwide Substantial presence in Western Europe, the UK and Latin America Broad set of business lines including retail and wholesale banking, asset management, insurance, and consumer finance Geographic Diversity Business Line Diversity Latin America a Brazil: 11% Mexico 7% Chile: 6% 32% 56% 12% Continental Europe SAN network: 24% Banesto: 9% Santander Consumer: 9% Portugal: 6% United Kingdom (Abbey) 47% 16% 19% 9% 9% Retail Continental Europe Retail Latin America Retail United Kingdom (Abbey) Asset Management and Insurance Global Wholesale Banking Net Operating Income: € 2,551 million (for the 6 months ended June 30, 2005) Retail Banking: 75% a a a a a a

Global Footprint of Santander

History of Mutually Beneficial Partnerships

Standstill Periods (after closing) First Standstill Period 0-24 Months Santander can increase stake to 24.9% Santander restricted from making an offer for the remainder of Sovereign unless invited Sovereign cannot solicit third party bids Second Standstill Period 24-36 Months Santander can offer to acquire 100% of Sovereign at a price that must exceed $40.00 per share Sovereign can solicit third party bids if Santander makes a bid Mechanism in place for proper shareholder value creation Third Standstill Period 36-60 Months Santander has ability to make offer for Sovereign; no price floor Sovereign can invite Santander to make proposal Mechanism in place for proper shareholder value creation Beyond 60 Months Sovereign has ability to solicit third party bids Santander standstill restrictions generally expire Commitment for no hostile bids

Compelling Rationale - Independence Community

Independence is a perfect complement to Sovereign's footprint Sovereign Independence Sovereign will have market leading positions in many NY/NJ markets #1 Market Share in Richmond County,NY (Staten Island) and Ocean County, NJ #2 in Essex and Monmouth Counties, NJ #3 in Union County, NJ #5 in Kings County, NY (Brooklyn) Adds $2.6 billion to Sovereign's New Jersey footprint Access to higher income, densely populated markets in the New York Metro area Low risk entry vehicle with similar culture and underwriting standards Expansion opportunities Commercial Banking products Home Equity Lending Automobile Lending

Overview of Independence Community Bank Headquartered in Brooklyn, with 125 banking offices serving New York (73) and New Jersey (52) $18.5bn in assets Diversified Loan Portfolio (a) N.B. Source: SEC filings. Financial data as of September 30, 2005. (a) Includes C&I, home equity and other consumer. Total: $12.3 billion Balanced Deposit Mix Total: $10.5 billion

The Power of the Combined Company Sovereign Independence Combined Total Assets $62,942 $18,500 $81,442 Gross Loans 42,692 12,332 55,024 Total Deposits 37,333 10,503 47,836 Common Equity 5,668 2,255 7,923 GAAP Earnings 664 223 887 Market Capitalization (a) 9,020 2,772 Branches 663 125 788 N.B. Data in millions for twelve months ended September 30, 2005. (a) Market data as of October 20, 2005. ($ in millions)

Consistent with Our Critical Success Factors Superior Asset Quality - low risk business model has produced exceptional credit quality by all measures: Superior Risk Management - low risk business model provides balance and diversity to Sovereign's model Strong Sales Capabilities - unique relationship with Meridian is strengthened through scale Superior Productivity - greater efficiencies through economies of scale Sales and Service - similar culture, simple business model, market share potential is increased through broader product offerings and acquisition of more than 300,000 households As of 9/30/05 Sovereign Independence Combined NPAs/Loans+OREO 0.42% 0.35% 0.41% NCOs/Avg Loans 0.20% 0.02% 0.16% Reserves/NPAs 241% 235% 240%

Transaction Summary - Independence Community

Transaction Summary - Acquisition of Independence Transaction value: ~$3.6 billion Form of consideration: 100% cash Price per share: $42.00 Role for Alan Fishman: President and COO of Sovereign Bank, Chairman and CEO of Sovereign Bank Metro New York Division Board Seats: One independent director Due diligence: Completed Conservative financial assumptions: Cost synergies of 15% of Independence's operating expenses, 80% realized in first year (2006); 100% realized in second year (2007) Fully phased in annual synergies of $45 million pre-tax No revenue enhancements assumed Merger-related charges: $45 million after-taxes, ~$0.10 per share Anticipated closing: July 2006 Core Deposit Intangible: 3.50% of Independence core deposits, amortized over 10 years on an accelerated basis

Independence Transaction Multiples Price as a multiple of: Book Value 1.6x 2.4x Tangible Book 3.6x 3.1x 2006E EPS(b) 15.6x 15.4X 2006E EPS(b) with run rate synergies 13.9x Premium to Total Deposits 24.5% 23.0% Recent Transactions(a) (a) Represents median of bank and thrift transactions between $1 bn and $10 bn since 2000. (b) Based on IBES estimates as of October 21, 2005.

Transactions Consistent With Our Stated Acquisition Criteria Best allocation for Capital IRR of above 15% is significantly higher than cost of capital Builds franchise scarcity value Maintains ~10% future growth rate Accretive to Earnings: 2% accretion to GAAP EPS in 2007 3.1% accretion to Operating/Cash EPS in 2007 Consistent with Capital Goals With no potential capital raises, Tier 1 Leverage Ratio will remain at well capitalized levels TCE/TA will be approximately at current levels by year-end 2006 Sovereign generates about $250 million of equity capital each quarter Sovereign maintains its capital flexibility for 2007 and beyond Enhances and Expands the Sovereign Franchise

Summary

Consistent With Our Vision and Mission Independence has a low-risk and straightforward business model emphasizing retail and commercial banking, and with core competencies in multi-family residential lending in the New York Metro area Transaction opens up new markets to deliver Sovereign's broader array of products and services (e.g. cash management, capital markets, commercial lending and government banking) Sovereign has substantial experience in integrating acquisitions Santander is a leader in banking; partnership will open up new opportunities to share best practices Santander's support for this transaction reflects highly on the strategic and financial value creation of the acquisition of Independence

Low-Risk Integration Model Sovereign has the necessary operational readiness to convert Independence on a timely basis Entire due diligence and integration team intact from Fleet acquisition 20 months since last acquisition announcement All recent acquisitions completely integrated Independence business model is very similar to Sovereign's - no new businesses to understand, no new risks to quantify Familiar product set Familiar management team Familiar credit and sales cultures Alan Fishman becomes President and COO of Sovereign Bank and will join the Office of the Chairman and also becomes Chairman & CEO of Sovereign Bank Metro New York Division, as a demonstration of his commitment to the successful integration of our businesses Santander's acquisition expertise offers additional level of support

Summary A unique, meaningful and financially compelling partnership created with Grupo Santander The acquisition of Independence is financially compelling and value creating Independence provides the critical piece to enhance Sovereign's unique footprint Strengthens Sovereign's position as a leading regional bank in the Northeastern U.S. We remain committed to capitalizing on new opportunities of maximizing value for our shareholders

Appendix

Pro Forma Financial Results 2006E 2007E Sovereign Earnings $766 $835 Independence Earnings 109 240 Synergies 11 28 Other Adjustments (13) (19) Pro Forma Net Income 854 1046 GAAP EPS $1.96 $2.14 GAAP EPS Accretion 0.1% 2.0% Operating / Cash EPS $2.11 $2.31 Operating / Cash EPS Accretion 2.0% 3.1% N.B. Based on I/B/E/S estimates. Synergies represent a 15% reduction of Independence's operating expense. Sovereign will generate $980 million of capital in 2007 after its dividend.

Pro Forma Loans and Deposits at 9/30/05

NY-NJ-LI MSA Acquisitions Since 2001

New Jersey Market Further penetration of the New Jersey market Limited branch overlap Deposit enhancement of $2.6bn Better positioned to participate in further New Jersey consolidation

Solidifies Top 20 Status

Sovereign Bancorp, Inc.